Exhibit 10.3

FIRST AMENDMENT AND JOINDER
TO THE
FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This FIRST AMENDMENT AND JOINDER TO THE FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of November 3, 2014, is entered into by and among the following parties:
(i)CARDINAL HEALTH FUNDING, LLC, a Nevada limited liability company (the “Seller”);
(i)    GRIFFIN CAPITAL, LLC, a Nevada limited liability company (“Griffin” and, together with the Seller, the “Seller Parties” and each, a “Seller Party”);
(ii)    WELLS FARGO BANK, N.A. (“WF”) as a Financial Institution and as the Managing Agent for WF’s Purchaser Group;
(iii)    LIBERTY STREET FUNDING LLC (“Liberty Street”), as a Conduit;
(iv)    THE BANK OF NOVA SCOTIA (“BNS”), as the Related Financial Institution for Liberty Street and as the Managing Agent for Liberty Street’s Purchaser Group;
(v)    ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a new Conduit;
(vi)    CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH (“Credit Agricole”), as the new Related Financial Institution for Atlantic and as the new Managing Agent for Atlantic’s Purchaser Group;
(vii)    PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Financial Institution, as the Managing Agent for PNC’s Purchaser Group and as an LC Bank;
(viii)    VICTORY RECEIVABLES CORPORATION (“Victory”), as a Conduit; and
(ix)    THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMUNY”), as the Related Financial Institution for Victory, as Managing Agent for Victory’s Purchaser Group and as the Agent.
PRELIMINARY STATEMENTS
WHEREAS, the parties hereto (other than Atlantic and Credit Agricole) are parties to that certain Fourth Amended and Restated Receivables Purchase Agreement, dated as of November 1, 2013 (as amended, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”);

WHEREAS, each of Atlantic, as a Conduit, and Credit Agricole, as the Related Financial Institution for Atlantic and as the Managing Agent for Atlantic’s Purchaser Group, desires to become a party to the Receivables Purchase Agreement;
WHEREAS, the parties hereto desire to adjust the Financial Institutions’ respective Commitments as set forth herein;
WHEREAS, concurrently herewith, Cardinal Health 200, LLC, a Delaware limited liability company (“CH-200”) and Allegiance Corporation, a Delaware corporation (“Allegiance”) are entering into that certain Receivables Sale Agreement, dated as of the date hereof (the “New Sub-Originator Sale Agreement”);
WHEREAS, concurrently herewith, Allegiance and Griffin are entering into that certain Receivables Purchase and Sale Agreement, dated as of the date hereof (the “New Griffin RPA”);
WHEREAS, concurrently herewith, the Performance Guarantor is executing and delivering that certain Sixth Amended and Restated Performance Guaranty, dated as of the date hereof (the “New Performance Guaranty”);
WHEREAS, concurrently herewith, the Seller and the Agent are entering into that certain letter agreement, dated as of the date hereof (the “New Collection Account Disclosure Letter”);
WHEREAS, concurrently herewith, the Seller Parties, the Agent and JPMorgan Chase Bank, N.A. are entering into that certain Amendment No. 1 to Blocked Account Control Agreement (“Shifting Control”), dated as of the date hereof (the “JPM Blocked Account Agreement Amendment”);
WHEREAS, concurrently herewith, each of the parties hereto (other than Griffin) are entering into that certain Amended and Restated Fee Letter, dated as of the date hereof (the “A&R Fee Letter”; together with the New Sub-Originator Sale Agreement, the New Griffin RPA, the New Performance Guaranty, the New Collection Account Disclosure Letter and the JPM Blocked Account Agreement Amendment, collectively, the “Related Agreements”); and
WHEREAS, the parties hereto desire to amend the Receivables Purchase Agreement as set forth herein.
NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and adequacy of which the parties hereto hereby acknowledge, the parties hereto agree as follows:
Section 1.    Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Receivables Purchase Agreement.

Section 2.    Joinder of Atlantic and Credit Agricole to the Receivables Purchase Agreement; Pro Rata Shares.
(a)    Atlantic as a Conduit. From and after the date hereof, Atlantic shall be a Conduit party to the Receivables Purchase Agreement for all purposes thereof and of the other Transaction Documents as if Atlantic were an original party to the Receivables Purchase Agreement, and Atlantic assumes all related rights and agrees to be bound by all of the terms and provisions applicable to Conduits and contained in the Receivables Purchase Agreement and the other Transaction Documents. Atlantic confirms that (i) it has received a copy of the Receivables Purchase Agreement and copies of such other Transaction Documents, and other documents and information as it has requested and deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Receivables Purchase Agreement and (ii) it will, independently and without reliance upon the Agent, any other Conduit, any Managing Agent, any Financial Institution or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Receivables Purchase Agreement and the other Transaction Documents.
(b)    Credit Agricole as a Financial Institution. From and after the date hereof, Credit Agricole shall be the Related Financial Institution for Atlantic party to the Receivables Purchase Agreement for all purposes thereof and of the other Transaction Documents as if Credit Agricole were an original party to the Receivables Purchase Agreement, and Credit Agricole assumes all related rights and agrees to be bound by all of the terms and provisions applicable to Financial Institutions contained in the Receivables Purchase Agreement and the other Transaction Documents. Credit Agricole confirms that (i) it has received a copy of the Receivables Purchase Agreement and copies of such other Transaction Documents, and other documents and information as it has requested and deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Receivables Purchase Agreement and (ii) it will, independently and without reliance upon the Agent, any Conduit, any Managing Agent, any other Financial Institution or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Receivables Purchase Agreement and the other Transaction Documents.
(c)    Appointment of Credit Agricole as Managing Agent of Atlantic’s Purchaser Group. Pursuant to and in accordance with Section 13.1 of the Receivables Purchase Agreement, each of Atlantic and Credit Agricole hereby designates Credit Agricole as, and Credit Agricole hereby agrees to perform the duties and obligations of, the Managing Agent for Atlantic’s Purchaser Group. From and after the date hereof, Credit Agricole shall be a Managing Agent party to the Receivables Purchase Agreement, for all purposes of the Receivables Purchase Agreement and the other Transaction Documents as if Credit Agricole were an original party to the Receivables Purchase Agreement, and Credit Agricole assumes all related rights and agrees to be bound by all of the terms and provisions applicable to Managing Agents contained in the Receivables Purchase Agreement and the other Transaction Documents.

(d)    Commitments of Atlantic’s Purchaser Group. Effective as of the date hereof, Credit Agricole’s Commitment, as Related Financial Institution for Atlantic, shall be the amount set forth on Schedule A hereto.
(e)    Consent to Joinder. Each of the parties hereto consents to the foregoing joinder of Atlantic and Credit Agricole as parties to the Receivables Purchase Agreement and waives any otherwise applicable conditions precedent thereto under the Receivables Purchase Agreement and the other Transaction Documents (other than as set forth herein).
(f)    Pro Rata Shares. For the avoidance of doubt, each of the parties hereto hereby acknowledge and agree that (i) as of the date hereof, the LC Exposure is an amount equal to $41,332,389 and (ii) after giving effect to this Amendment, as of the date hereof each Purchaser Group’s Pro Rata Share and Pro Rata Share of the LC Exposure are as set forth in the following table:

Purchaser Group	Pro Rata Share	Pro Rata Share of LC Exposure
Victory Receivables Corporation	36.8421%	$15,227,722.26
Wells Fargo Bank, N.A.	18.4211%	$7,613,861.13
Liberty Street Funding LLC	18.4211%	$7,613,861.13
PNC Bank, National Association	13.1579%	$5,438,472.24
Atlantic Asset Securitization LLC	13.1579%	$5,438,472.24
Section 3.    Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended as follows:
(a)    Section 5.1(k) of the Receivables Purchase Agreement is amended and restated as follows:
(k)    Not an Investment Company. Such Seller Party is neither (i) an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or any successor statute nor (ii) a “covered fund” under Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.
(b)    Section 5.1(p) of the Receivables Purchase Agreement is hereby replaced in its entirety with the following:
(p)    Anti-Terrorism Laws. Neither such Seller Party nor, to the knowledge of such Seller Party, any director, officer, employee, agent or Affiliate of such Seller Party is (i) in violation of any of the laws, regulations and executive orders administered by OFAC, including the International Emergency Economic Powers Act (50 U.S.C. §§ 1701-1705), the Trading with the Enemy Act (50 U.S.C. App. §§ 1-44), and the Office of Foreign

Assets Control, Department of the Treasury regulations (31 C.F.R. Parts 500 et seq.) or (ii) a Designated Person.
(c)    The following new Section 7.2(i) is hereby added to the Receivables Purchase Agreement immediately following existing Section 7.2(h) thereof:
(i)    Anti-Terrorism Laws. Such Seller Party will not knowingly use the proceeds of any Incremental Purchase or Reinvestment, or knowingly lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person (i) to, directly or indirectly, fund any activities or business of or with any Designated Person, or in any Sanctioned Country or any country or territory, that at the time of such funding is the subject of any sanctions under any Sanctions Laws and Regulations or (ii) in any other manner that would result in a violation of any Sanctions Laws and Regulations by any party to this Agreement or any Affected Party.
(d)    Section 9.1(f) of the Receivables Purchase Agreement is amended by deleting the percentage “4.5%” where it appears therein and substituting the percentage “6.00%” therefor.
(e)    Clause (ii) of Section 9.1(g) of the Receivables Purchase Agreement is amended by deleting the percentage “5.25%” where it appears therein and substituting the percentage “5.50%” therefor.
(f)    Sub-clause (H) of clause (i) of Section 14.1(b) of the Receivables Purchase Agreement is hereby replaced in its entirety with the following:
(H) except as expressly set forth herein and in the other Transaction Documents, (x) release all or a material portion of the Collateral from the Agent’s security interest created hereunder or (y) release or terminate the Performance Guaranty or
(g)    The following new defined terms and definitions thereof are added to Exhibit I to the Receivables Purchase Agreement in the appropriate alphabetical order:
“Credit Agricole” means Credit Agricole Corporate and Investment Bank New York Branch, and its successors.
“Credit Agricole Conduit” means Atlantic Asset Securitization LLC and its successors.
“Designated Person” means a Person (a) listed in the annex to any Executive Order, (b) that is a Sanctioned Person or (c) otherwise subject to sanctions under any Sanctions Laws and Regulations.
“Executive Order” has the meaning set forth in the definition of “Sanctions Laws and Regulations”.

“Sanctions Laws and Regulations” means any sanctions, prohibitions or requirements imposed by any executive order administered by OFAC (such order, an “Executive Order”) or by any sanctions program administered by OFAC.
(h)    The definition of “Approved Sub-Originator” set forth in Exhibit I of the Receivables Purchase Agreement is hereby replaced in its entirety with the following:
“Approved Sub-Originator” means each of the following Persons and their successors:
(i)    Leader Drugstores, Inc., a Delaware corporation;
(ii)    Cardinal Health Pharmacy Services, LLC, a Delaware limited liability company;
(iii)    Medicine Shoppe International, Inc., a Delaware corporation;
(iv)    Cardinal Health 108, LLC, a Delaware limited liability company;
(v)    Cardinal Health Systems, Inc, an Ohio corporation;
(vi)    Cardinal Health 200, LLC, a Delaware limited liability company; and
(vii)    any other Person approved in writing by the Agent and the Required Financial Institutions as an “Approved Sub-Originator” from time to time.
(i)    The definition of “Collection Account Disclosure Letter” set forth in Exhibit I of the Receivables Purchase Agreement is hereby replaced in its entirety with the following:
“Collection Account Disclosure Letter” means that certain letter between the Seller and the Agent dated November 3, 2014 identifying, among other things, the Collection Banks and the Collection Accounts.
(j)    Clause (i)(C) of the definition of “Eligible Receivable” set forth in Exhibit I of the Receivables Purchase Agreement is hereby replaced in its entirety with the following:
(C) is neither (I) a Designated Obligor nor (II) a Designated Person,
(k)    Clause (iv) of the definition of “Eligible Receivable” set forth in Exhibit I of the Receivables Purchase Agreement is hereby amended by deleting the percentage “5%” where it appears therein and substituting the percentage “ten percent (10%)” therefor.

(l)    Clause (xvi) of the definition of “Eligible Receivable” set forth in Exhibit I of the Receivables Purchase Agreement is hereby amended by deleting the percentage “five percent (5%)” where it appears therein and substituting the percentage “ten percent (10%)” therefor.
(m)    The definition of “Griffin RPA” set forth in Exhibit I of the Receivables Purchase Agreement is hereby replaced in its entirety with the following:
“Griffin RPA” means each of (i) that certain Second Amended and Restated Receivables Purchase and Sale Agreement, dated as of May 21, 2004, by and between Griffin and Cardinal Health 110, LLC, a Delaware limited liability company, formerly known as each of Cardinal Health 110, Inc. and Whitmire Distribution Corporation, and as successor by merger to Cardinal Syracuse, Inc., a New York corporation, Ohio Valley-Clarksburg, Inc., a Delaware corporation, Cardinal Health 106, Inc., a Massachusetts corporation, and Cardinal Health 103, Inc., a Mississippi corporation, (ii) that certain Receivables Purchase and Sale Agreement, dated as of June 20, 2007, by and between Griffin and Cardinal Health 411, Inc., an Ohio corporation, and (iii) that certain Receivables Purchase and Sale Agreement, dated as of November 3, 2014, by and between Griffin and Allegiance Corporation, a Delaware corporation, as each of the foregoing may be amended, restated or otherwise modified from time to time.
(n)    The definition of “Originator” set forth in Exhibit I of the Receivables Purchase Agreement is hereby replaced in its entirety with the following:
“Originator” means each of (i) Cardinal Health 110, LLC, a Delaware limited liability company, formerly known as each of Cardinal Health 110, Inc. and Whitmire Distribution Corporation, and as successor by merger to each of Cardinal Syracuse, Inc., a New York corporation, Ohio Valley-Clarksburg, Inc., a Delaware corporation, Cardinal Health 103, Inc., a Mississippi corporation, and Cardinal Health 106, Inc., a Massachusetts corporation, (ii) Allegiance Corporation, a Delaware corporation, and (iii) Cardinal Health 411, Inc., an Ohio corporation, each in its capacity as seller under the applicable Griffin RPA.
(o)    The definition of “Purchase Limit” set forth in Exhibit I of the Receivables Purchase Agreement is amended by deleting the amount “700,000,000” where it appears therein and substituting the amount “$950,000,000” therefor.
(p)    The definition of “Reserve Floor Percentage” set forth in Exhibit I of the Receivables Purchase Agreement is amended by deleting the percentage “21%” where it appears therein and substituting the percentage “25%” therefor.
(q)    The definition of “Scheduled Facility Termination Date” set forth in Exhibit I of the Receivables Purchase Agreement is amended by deleting the date “November 6, 2014” where it appears therein and substituting the date “November 3, 2017” therefor.

(r)    The definition of “Sub-Originator Sale Agreement” set forth in Exhibit I of the Receivables Purchase Agreement is hereby replaced in its entirety with the following:
“Sub-Originator Sale Agreement” means each of (i) each Receivables Sale Agreement between an Approved Sub-Originator and an Originator, dated as of March 1, 2010 and (ii) that certain Receivables Sale Agreement, dated as of November 3, 2014, between Cardinal Health 200, LLC, a Delaware limited liability company, and Allegiance Corporation, a Delaware corporation, as each of the foregoing may be amended, supplemented or otherwise modified from time to time.
(s)    Each of Exhibit II, Exhibit XI, Schedule A and Schedule C to the Receivables Purchase Agreement is replaced in its entirety with new Exhibit II, Exhibit XI, Schedule A and Schedule C respectively, attached hereto.
(t)    The definition of “Concentration Limit” set forth in Schedule D of the Receivables Purchase Agreement is amended by (i) deleting the percentage “three percent (3%)” where it appears therein and substituting the percentage “five percent (5.00%)” therefor and (ii) deleting the percentage “21.00%” where it appears therein and substituting the percentage “25.00%” therefor.
Section 4.    Consent to Related Agreements. Each of the parties hereto hereby acknowledges, agrees and consents to the execution and delivery of each of the Related Agreements.
Section 5.    Representations and Warranties. On the date hereof, each Seller Party hereby represents and warrants (as to itself) to the Purchasers, the Managing Agents and the Agent as follows:
(a)    after giving effect to this Amendment and each of the Related Agreements, no event or condition has occurred and is continuing which constitutes an Amortization Event or Potential Amortization Event;
(b)    after giving effect to this Amendment and each of the Related Agreements, the representations and warranties of such Person set forth in the Receivables Purchase Agreement and each other Transaction Document are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date); and
(c)    this Amendment and each of the Related Agreements to which such Person is a party, constitutes the valid and binding obligation of such Person, enforceable against such Person in accordance with its terms.
Section 6.    Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof upon receipt by the Agent of each of the following, in each case, in form and substance reasonably satisfactory to the Agent:

(a)    counterparts of this Amendment, duly executed by each of the parties hereto;
(b)    counterparts of each of the Related Agreements, duly executed by each of the parties thereto;
(c)    each of the documents, instruments, agreements, certificates and opinions listed on Annex A hereto; and
(d)    confirmation that each of the Financial Institutions has received its respective “Amendment Fee” (under and as defined in the A&R Fee Letter) in accordance with the A&R Fee Letter.
Section 7.    Miscellaneous.
(a)    Effect of Amendment; Ratification. Except as specifically set forth herein, the Receivables Purchase Agreement (as amended hereby) is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Receivables Purchase Agreement, shall be deemed to be references to the Receivables Purchase Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Receivables Purchase Agreement other than as specifically set forth herein.
(b)    Costs, Fees and Expenses. The Seller agrees to reimburse each of the parties hereto (other than Griffin) on demand for all reasonable costs, fees and expenses incurred by such parties (including, without limitation, their reasonable fees and expenses of counsel) incurred in connection with the preparation, execution and delivery of this Amendment and each of the Related Agreements.
(c)    Counterparts; Delivery. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
(d)    Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.
(e)    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Receivables Purchase Agreement or any provision hereof or thereof.

(f)    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.
(g)    WAIVER OF TRIAL BY JURY. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.
(Signature Pages Follow)

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first above written.
CARDINAL HEALTH FUNDING, LLC,
as Seller

By: /s/ Adrienne Kirby
Name: Adrienne Kirby
Title: President

GRIFFIN CAPITAL, LLC,
as Servicer

By: /s/ Adrienne Kirby
Name: Adrienne Kirby
Title: President

S-1	1st Amendment and Joinder to Fourth A&R Receivables Purchase Agreement

WELLS FARGO BANK, N.A.,
as a Financial Institution and as Managing Agent for WF’s Purchaser group

By: /s/ William P. Rutkowski
Name: William P. Rutkowski
Title: Vice President

S-2	1st Amendment and Joinder to Fourth A&R Receivables Purchase Agreement

ATLANTIC ASSET SECURITIZATION LLC,
as a Conduit

By: /s/ Kostantina Kourmpetis
Name: Konstantina Kourmpetis
Title: Managing Director

By: /s/ Jorge Fries
Name: Jorge Fries
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH,
as Related Financial Institution for Atlantic and as Managing Agent for Atlantic’s Purchaser Group

By: /s/ Konstantina Kourmpetis
Name: Konstantina Kourmpetis
Title: Managing Director

By:/s/ Jorge Fries
Name: Jorge Fries
Title: Managing Director

S-3	1st Amendment and Joinder to Fourth A&R Receivables Purchase Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Financial Institution and as Managing Agent for PNC’s Purchaser Group

By: /s/ Robyn Reeher
Name: Robyn Reeher
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as an LC Bank

By: /s/ Robyn Reeher
Name: Robyn Reeher
Title: Vice President

S-4	1st Amendment and Joinder to Fourth A&R Receivables Purchase Agreement

VICTORY RECEIVABLES CORPORATION,
as a Conduit

By: /s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as Related Financial Institution for Victory

By: /s/ B. McNany
Name: B. McNany
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD, NEW YORK BRANCH,
as Managing Agent for Victory’s Purchaser Group

By: /s/ Eric Williams
Name: Eric Williams
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD, NEW YORK BRANCH,
as Agent

By: /s/ Eric Williams
Name: Eric Williams
Title: Managing Director

S-5	1st Amendment and Joinder to Fourth A&R Receivables Purchase Agreement

LIBERTY STREET FUNDING LLC,
as a Conduit

By: /s/ John L. Fridlington
Name: John L. Fridlington
Title: Vice President

THE BANK OF NOVA SCOTIA,
as Related Financial Institution for Liberty Street and as Managing Agent for Liberty Street’s Purchaser Group

By: /s/ John Frazell
Name: John Frazell
Title: Director

S-6	1st Amendment and Joinder to Fourth A&R Receivables Purchase Agreement

ANNEX A
CLOSING MEMORANDUM
(Attached)

Annex A-1

EXHIBIT II
FORM OF PURCHASE NOTICE
The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Agent and a Managing Agent
10th Floor
1251 Avenue of the Americas
New York, NY 10020
Attention: Luna Mills
PNC Bank, National Association, as a Managing Agent
Three PNC Plaza
225 Fifth Avenue
Pittsburgh, PA 15222-2707
Attention: Robyn Reeher
The Bank of Nova Scotia, as a Managing Agent
One Liberty Plaza
New York, New York 10006
Attention: Peter Gartland
Credit Agricole Corporate and Investment Bank New York Branch, as a Managing Agent
1301 Avenue of the Americas
New York, NY 10019
Attention: Debt Capital Markets – Securitization

Wells Fargo Bank, N.A., as a Managing Agent
1600 Abernathy Road NE – 16th Floor
Suite 1600
Atlanta, GA 30328-5657
Attention: Tim Brazeau, Jonathan Davis and Bill Rutkowski
Re: PURCHASE NOTICE
Ladies and Gentlemen:
Reference is hereby made to the Fourth Amended and Restated Receivables Purchase Agreement, dated as of November 1, 2013, as amended, by and among Cardinal Health Funding, LLC, a Nevada limited liability company (the “Seller”), Griffin Capital, LLC, as Servicer, the Financial Institutions, the Conduits, the LC Banks, the Managing Agents and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”). Capitalized terms used herein shall have the meanings assigned to such terms in the Receivables Purchase Agreement. The Agent and the Managing Agents are hereby notified of the following Incremental Purchase to be made [in cash / by the issuance of a Letter of Credit] as set forth below:

Exh. II-1

[Use the following for cash-funded Incremental Purchases only]

Purchase Price:	$
Portion of the Purchase Price Payable by the BNS Conduit’s Purchaser Group:[1]	$
Portion of Purchase Price Payable by the BTMU Conduit’s Purchaser Group:[2]	$
Portion of Purchase Price Payable by the Credit Agricole Conduit’s Purchaser Group:[3]	$
Portion of Purchase Price Payable by PNC:[4]	$
Portion of Purchase Price Payable by WF:[5]	$
Date of Purchase:
Requested Discount Rate:[6]	LIBO Rate
Requested Tranche Period:[7]	[______________________________]

Please credit the Purchase Price in immediately available funds to our Facility Account [and then wire-transfer the Purchase Price in immediately available funds on the above-specified date of purchase to]:
[Account Name]
[Account No.]
[Bank Name & Address]
[ABA #]
Reference:
Telephone advice to: [Name] @ tel. no. ( )
Please advise [Name] at telephone no. ( ) _________________ if any Conduit will not be making this purchase.
[Use the following only for Incremental Purchases
involving the issuance of a Letter of Credit]
_______________________________
1This amount will be equal to the BNS Conduit’s Pro Rata Share of the Purchase Price specified above.
2This amount will be equal to the BTMU Conduit’s Pro Rata Share of the Purchase Price specified above.
3This amount will be equal to the Credit Agricole Conduit’s Pro Rata Share of the Purchase Price specified above.
4This amount will be equal to PNC’s Pro Rata Share of the Purchase Price specified above.
5This amount will be equal to WF’s Pro Rata Share of the Purchase Price specified above.
6This is only applicable in the case of Incremental Purchases funded by Financial Institutions.
7This is only applicable in the case of Incremental Purchases funded by Financial Institutions.

Exh. II-2

Seller hereby requests that ___________, in its capacity as an LC Bank, issue a Letter of Credit with a face amount of $_____________ on ________________, 20__ (the “Date of Purchase”). The related Letter of Credit Application has been completed in full by the Seller and is enclosed with this letter.
[Include the following for all Incremental Purchases]
In connection with the Incremental Purchase to be made on the above listed “Date of Purchase” (the “Purchase Date”), the Seller hereby certifies that the following statements are true on the date hereof, and will be true on the Purchase Date (before and after giving effect to the proposed Incremental Purchase):
(i)    the representations and warranties of the Seller set forth in Section 5.1 and 5.2 of the Receivables Purchase Agreement are true and correct on and as of the Purchase Date as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date);
(ii)    no event has occurred and is continuing, or would result from the proposed Incremental Purchase, that will constitute an Amortization Event or a Potential Amortization Event;
(iii)    the Amortization Date has not occurred, the Aggregate Capital plus the LC Exposure does not exceed the Purchase Limit and the aggregate Purchaser Interests do not exceed 100%;
(iv)    none of the conditions or circumstances listed in sub-paragraphs (i) through (vi) of Section 1.1(a) of the Receivables Purchase Agreement exist at the time of, or would be caused to exist by, any Incremental Purchase requested hereby; and
(v)    the amount of Aggregate Capital is $_________ and the LC Exposure is $_________, in each case, after giving effect to the Incremental Purchase to be made on the Purchase Date.
Very truly yours,

CARDINAL HEALTH FUNDING, LLC

By:
Name:
Title:

Exh. II-3

EXHIBIT XI

FORM OF REDUCTION NOTICE

_____________________, 20___
The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Agent and a Managing Agent
10th Floor
1251 Avenue of the Americas
New York, NY 10020
Attention: Luna Mills
PNC Bank, National Association, as a Managing Agent
Three PNC Plaza
225 Fifth Avenue
Pittsburgh, PA 15222-2707
Attention: Robyn Reeher
The Bank of Nova Scotia, as a Managing Agent
One Liberty Plaza
New York, New York 10006
Attention: Peter Gartland
Credit Agricole Corporate and Investment Bank New York Branch, as a Managing Agent
1301 Avenue of the Americas
New York, NY 10019
Attention: Debt Capital Markets – Securitization
Wells Fargo Bank, N.A., as a Managing Agent
1600 Abernathy Road, NE – 16th Floor
Suite 1600
Atlanta, GA 30328-5657
Attention: Tim Brazeau, Jonathan Davis and Bill Rutkowski
Ladies and Gentlemen:

Ex. XI-1

The undersigned, ____________________________, refers to the Fourth Amended and Restated Receivables Purchase Agreement, dated as of November 1, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”, the terms defined therein being used herein as therein defined), among the undersigned, Griffin Capital, LLC, as Servicer (“Servicer”), certain Conduits party thereto, certain LC Banks party thereto, certain Financial Institutions party thereto, certain Managing Agents party thereto and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Agent for such Conduits, LC Banks and Financial Institutions (the Conduits, LC Banks and the Financial Institutions, collectively, the “Purchasers”). Pursuant to Section 1.3 of the Receivables Purchase Agreement, the undersigned hereby irrevocably notifies you that it will repay [all] [a portion] of the Capital outstanding under the Receivables Purchase Agreement and in that connection sets forth below the information relating to such repayment (the “Proposed Reduction”):
The Business Day of the Proposed Reduction is _________________, 20_____.
The total amount of the Proposed Reduction is $_____________________.
The Pro Rata Share of the Proposed Reduction for each Conduit is:
$______________ for Atlantic Asset Securitization LLC;
$______________ for Liberty Street Funding LLC; and
$______________ for Victory Receivables Corporation.

The Pro Rata Share of the Proposed Reduction for each Financial Institution is: $______________ for BNS, $_______________ for BTMU, $_______________ for Credit Agricole, $_______________ for WF and $______________ for PNC.
On the date of the Proposed Reduction, the Seller shall pay to each relevant Purchaser(s), an amount equal to (i) such Purchaser’s Pro Rata Share of the outstanding Capital described above, plus (ii) all Broken Funding Costs (if any), plus (iii) all other amounts payable to the Agent or any Purchaser under the Transaction Documents.
Very truly yours,

CARDINAL HEALTH FUNDING, LLC

By:
Name:
Title:

Ex. XI-2

SCHEDULE A

COMMITMENTS, CONDUIT PURCHASE LIMITS, WIRING INSTRUCTIONS,
RELATED FINANCIAL INSTITUTIONS AND MANAGING AGENTS
Financial Institutions, Commitments and Wiring Instructions
for Financial Institutions

Financial Institutions	Commitment	Wiring Instructions for Payments to Financial Institutions (Wiring instructions for payments to Conduits are on the following page)
Wells Fargo Bank, N.A.	$175,000,000	Wells Fargo Bank, N.A. ABA # ######### A/C # ######### Ref: #########
The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, with respect to Victory Receivables Corporation	$350,000,000	The Bank of Tokyo-Mitsubishi UFJ, Ltd. ABA # ######### AC# ######### Account Name: ######### Reference: #########
PNC Bank, National Association	$125,000,000	PNC Bank, NA Routing # ######### A/C # ######### A/C Name: ######### Ref: #########
The Bank of Nova Scotia, with respect to Liberty Street Funding LLC	$175,000,000	The Bank of Nova Scotia - New York Agency ABA#: ######### Account: ######### Acct#: #########
Credit Agricole Corporate and Investment Bank New York, with respect to Atlantic Asset Securitization LLC	$125,000,000	Credit Agricole Corporate and Investment Bank New York ABA # ######### Account # ######### Account Name: ######### Ref: ######### Attn: Sam Klein/Cesar Santana

Sch. A-1

LC Banks and Related LC Limits

LC Banks	LC Limits
PNC Bank, National Association	$200,000,000

Sch. A-2

Conduits, Wiring Instructions for Conduits and
Related Financial Institutions of Conduits

Conduits	Wiring Instructions for Conduits	Related Financial Institution
Liberty Street Funding LLC	The Bank of Nova Scotia - New York Agency ABA#: ######### Account: ######### Acct#: #########	The Bank of Nova Scotia
Victory Receivables Corporation	The Bank of Tokyo-Mitsubishi UFJ, Ltd. ABA # ######### AC# ######### Account Name: ######### Reference: #########	The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
Atlantic Asset Securitization LLC	Credit Agricole Corporate and Investment Bank New York ABA # ######### Account # ######### Account Name: ######### Ref: ######### Attn: Sam Klein/Cesar Santana	Credit Agricole Corporate and Investment Bank New York

Sch. A-3

Managing Agents

Purchasers	Managing Agent
Liberty Street Funding LLC, as a Conduit The Bank of Nova Scotia, as a Financial Institution	The Bank of Nova Scotia
Victory Receivables Corporation, as a Conduit The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as a Financial Institution	The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
PNC Bank, National Association, as a Financial Institution and as an LC Bank	PNC Bank, National Association
Wells Fargo Bank, N.A., as a Financial Institution	Wells Fargo Bank, N.A.
Atlantic Asset Securitization LLC, as a Conduit Credit Agricole Corporate and Investment Bank New York Branch, as a Financial Institution	Credit Agricole Corporate and Investment Bank New York Branch

Sch. A-4

Purchaser Groups

Liberty Street Funding LLC, as a Conduit The Bank of Nova Scotia, as a Financial Institution and as Managing Agent
Victory Receivables Corporation, as a Conduit

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as a Financial Institution

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Managing Agent

PNC Bank, National Association, as a Financial Institution, as an LC Bank and as Managing Agent
Wells Fargo Bank, N.A., as a Financial Institution and as Managing Agent
Atlantic Asset Securitization LLC, as a Conduit Credit Agricole Corporate and Investment Bank New York Branch, as a Financial Institution and as Managing Agent

Sch. A-5

Agent and Wiring Instructions for the Agent

Agent	Wiring Instructions for Agent
The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch	The Bank of Tokyo-Mitsubishi UFJ, Ltd. ABA # ######### AC# ######### Account Name: ######### Reference: #########

Sch. A-6

SCHEDULE C

NOTICE ADDRESSES

Seller:	Cardinal Health Funding, LLC 7000 Cardinal Place
Dublin, Ohio 43017
Attention: Adrienne Kirby e-mail: #######

with a copy to:
Cardinal Health, Inc.
7000 Cardinal Place
Dublin, Ohio 43017
Attention: Senior Counsel – Corporate & Securities, for purposes of Sections 3.3 and 4.2 only, Treasury (Fax No. ########) e-mail: #########

Servicer:	Griffin Capital, LLC 7000 Cardinal Place
Dublin, Ohio 43017
Attention: Adrienne Kirby e-mail: #########

with a copy to:
Cardinal Health, Inc.
7000 Cardinal Place
Dublin, Ohio 43017
Attention: Senior Counsel – Corporate & Securities e-mail: #########

BNS:	The Bank of Nova Scotia
711 Louisiana, Suite 1400
Houston, Texas 77002
Attn: John Frazell
Fax: ####### e-mail: ####### with a copy to: Peter Gartland Fax: ######### e-mail: ##########

Sch. C-1

BNS Conduit:	Liberty Street Funding LLC
c/o Global Securitization Services, LLC
114 West 47th Street Suite 2310
New York, New York 10036
Attn: Jill A. Russo
Fax: ######### e-mail: ########

(with a copy to BNS)

BTMUNY:	The Bank of Tokyo-Mitsubishi UFJ, Ltd.
1251 Avenue of the Americas, 10th Floor
New York, NY 10020
Attn: Nicolas Mounier
Fax: ######### e-mail: #########

BTMU Conduit:	Victory Receivables Corporation
c/o Global Securitization Services, LLC
68 South Service Road, Suite 120 Melville, NY 11747 Telephone: #########
Facsimile: #########
Attention: David V. DeAngelis
e-mail: #########

(with a copy to BTMUNY)

PNC	PNC Bank, National Association
Three PNC Plaza
225 Fifth Avenue
Pittsburgh, PA 15222-2707
Attention: Robyn Reeher
Fax: ######## e-mail: ###########

WF	Wells Fargo Bank, N.A.
1100 Abernathy Rd NE
16th Floor, Suite 1600
Atlanta, GA 30328
Attention: Tim Brazeau and Bill Rutkowski
Fax: ########## e-mail: ##########

Sch. C-2

Credit Agricole:	Credit Agricole Corporate and Investment Bank New York
1301 Avenue of the Americas
New York, NY 10019
Attention: Debt Capital Markets - Securitization
Fax: ######### e-mail: ######### ########

Credit Agricole Conduit:	Atlantic Asset Securitization
c/o Credit Agricole Corporate and Investment Bank New York
1301 Avenue of the Americas
New York, NY 10019
Attention: Debt Capital Markets - Securitization
Fax: ######### e-mail: ######### ############

(with a copy to Credit Agricole)

Sch. C-3